The PNC Financial Services Group, Inc. Credit Suisse Financial Services Forum February 11, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form 10-K and our 2013 Form 10-
Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at
www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder), on the impact of purchase accounting accretion on net interest margin (core net interest margin calculated as net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per common share (calculated based on tangible common shareholders’ equity (common shareholders’ equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by common shares outstanding). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by
GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3 Agenda 2013 financial performance Strategic priorities update Continued focus on expense management and capital flexibility

WA
MT
MN
OR
ID
WI
MI
NY
MA
CT
PA
NJ
DE
DC
MD
OH
IN
IL
WV
UT
CO
KS
MO
KY
VA
NC
CA
TN
AR
SC
AZ
GA
AL
TX
LA
FL

PNC

Corporate & Institutional
A leader in serving middle-market,
large corporate, government and non-
profit entities
Residential Mortgage
A primary consumer product
National distribution capabilities
(1) Rankings source: SNL DataSource; Holding companies (for assets) or Banks (for deposits, branches and ATMs) headquartered in
U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.     Both Residential Mortgage Banking and Corporate & Institutional
Banking offices located in these states.
BlackRock
A leader in investment management, risk
management and advisory services
worldwide
December 31, 2013 U.S. Rank
(1)
Deposits $221B 7
th
Assets $320B 7
th
Branches 2,714 4
th
ATMs 7,445 3
rd
Footprint covering nearly half of the U.S.
population
Retail Banking
PNC’s Leading Franchise
A top 10 U.S. bank-held wealth
manager
Asset Management

$3.4
$3.1
$3.0
$4.2
($ Billions)
FY10
FY11
FY12
FY13

5 Record FY13 Net Income Financial Highlights - FY13 ROAA (1) 1.38% ROACE (1) 10.88% Noninterest income to total revenue 43% (1) See Note A in the Appendix for additional details.

PNC 5%
STI 4%
KEY 3%
USB 3%
BAC 1%
FITB 1%
JPM 1%
RF 0%
CMA 0%
WFC 0%
-1%
-4%
-4%

BAC 7%
MTB 6%
COF 5%
PNC 3%
FITB 2%
0%
-1%
-1%
-2%
-2%
-3%
-3%
-23%

-12%
-7%
-4%
-2%
-1%
-1%
0%
RF 0%
KEY 0%
BBT 1%
MTB 3%
COF 7%
JPM 10%

BAC 32%
PNC 26%
STI 15%
COF 9%
MTB 5%
FITB 4%
-3%
-3%
-4%
-6%
-6%
-6%
-21%

STI
PNC
FITB
BAC
WFC
USB
CMA
FY12-FY13
Expense growth
FY12-FY13
Loan growth
(1)
Strong Relative Performance
FY12-FY13
Pre-tax pre-provision growth
(2)
Peer Source: SNL Datasource. (1) Loan balances as of 12/31/2012 and 12/31/2013. (2) See Note B and PNC reconciliation in the
Appendix for further details. (2) Average refers to the average of the peers listed in the graph.
JPM
KEY
BBT
CMA
RF
WFC
USB
STI
KEY
CMA
WFC
USB
RF
BBT
JPM
FY12-FY13
Revenue growth
BBT
MTB
COF
Average
(2)
0% -1% 0% 3%

205%

PNC 205%
USB 130%
WFC(2) 124%
MTB 90%
JPM 82%
COF 66%
BBT 42%
CMA 8%
FITB 6%
BAC(2) 1%
-13% STI(2)
-33% RF(2)
-38% KEY

PNC

Value Creation Through the Cycles
(1) Peer source: SNL Datasource. See Note C and PNC reconciliation in Appendix for further details. PNC’s book value per common share was $43.60 at 12/31/2007 and $72.21 at 12/31/2013. (2) WFC, BAC, STI and RF tangible book value per share for 12/31/2013 not yet available. Included in the graph on this slide is the percentage change in their reported tangible book value per common share from 12/31/2007 to 9/30/13.
% change 12/31/2007 to 12/31/2013
Tangible Book Value Per Common Share
(1)
$17.93
$54.68
PNC
12/31/13 12/31/07

Drive growth in
acquired &
underpenetrated
markets
Capture more
investable assets
Build a stronger
Residential
Mortgage business
Bolster
infrastructure &
streamline
processes
Revenue Growth and Efficiency Improvement
Opportunities
Targeted Outcomes
(1)
Increase
fee income
Expand
market share
Deepen
relationships
Improve operating
efficiencies
Strategic Priorities
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory or Federal debt ceiling contingencies.
Redefine the Retail
Banking business

($ millions)
$400
$300
$200
$100
$0
2% CAGR
11% CAGR
39% y/y
2009
2013
2009
2013
2012
2013

($ millions)
$250
$200
$150
$100
$50
$0
4% CAGR
19% CAGR
67% y/y
2009
2013
2009
2013
2012
2013

Average # of products per client
5.17
5.41
6.44

PNC

Deeper Penetration in Underpenetrated and Acquired
Markets
Total Corporate Banking and AMG sales
Total Corporate Banking and AMG cross-sales
AMG refers to Asset Management Group. (1) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina, Florida East, Florida
West. Includes the impact of RBC Bank (USA), which we acquired on March 2, 2012. (2) Represents PNC’s Corporate Banking clients excluding new clients of less than three years as of 12/31/13. A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of
$10,000 or more.
Deepening client relationships
Northeast Midwest
Northeast Midwest
New client
Year 1
New client
Year 2
Existing
clients
(2)
Southeast (1)
Southeast (1)
Product Growth
Corporate Banking Primary Clients

(thousands)
696
5%
732
($ billions)
$5.7
11%
$6.3
12/31/2012
12/31/2013
FY12(4)
FY13

(new clients)
106
42%
151
($ billions)
$5.4
11%
$6.0
FY12
FY13
FY12(4)
FY13

210
88%
395
($ millions)
$4.6
122%
$10.2
FY12
FY13
FY12
FY13

Purchase(6)
Refinance
($ millions)
$1,355
$488
$867
43%
(14%)
$1,444
$697
$747
FY12
FY13

PNC

Gaining Momentum in Southeast Markets
(1)
(1) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina, Florida East, Florida West. Includes the impact of RBC Bank (USA), which we acquired on March 2, 2012. (2) Total DDA households refers to consumer and small business relationships. (3) A Corporate Banking primary client is defined in Note 2 on slide 9. (4) FY12 average loans reflect nine months of activity as the RBC Bank (USA) acquisition occurred in 1Q12. (5)
Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (6) A mortgage with a borrower as part of a residential real estate purchase transaction.
Asset Management Group Residential Mortgage Banking
Retail Banking Corporate & Institutional Banking
Total DDA households
(2)
Corporate Banking
new primary clients
(3)
New primary clients
(5)
Average Loans Average Loans
Referral sales
Loan origination volume

($ billions)
5% CAGR
$212
$210
$224
$247
12/31/2010
12/31/2011
12/31/2012
12/31/2013

($ billions)
65% CAGR
$2
$4
$6
$9
12/31/2010
12/31/2011
12/31/2012
12/31/2013

Capturing More Investable Assets
Highlights
Retail Banking - Brokerage Managed Account Assets
Asset Management Group
Continued momentum in asset
growth
–
Managed Account assets
increased 50% from 12/31/12
to 12/31/13
–
Total Brokerage account
assets of $41 billion up 8% at
end of 2013 compared to end
of prior year
AUA increased 10% from
12/31/12 to 12/31/13
Core net flows (1) of $4.7 billion
in Discretionary AUM in 2013,
up 84% over 2012
Noninterest income increased
11% in 2013 compared to 2012
AMG - Assets Under Administration (AUA)
AMG refers to Asset Management Group. AUM refers to assets under management. (1) After adjustment to total net flows for cyclical client activities.
Retail Banking Brokerage

Mobile
2%
Branch
84%
ATM
14%

Mobile
5%
Branch
75%
ATM
20%

(millions)
4.2
9%
4.6
12/31/2012
12/31/2013

20%
13%
-14%
-6%

Successfully migrating customers to self-service – ATM/Mobile usage increasing
Retail Banking –
Redefining the Branch Network
2012 2013
Active online banking customers
Total deposit transactions
Retail Banking Headcount (HC)
12 month change
Investment Professionals
Call Center Sales Reps.
Tellers
Total HC
(Dec. 2012 vs. Dec. 2013)

Industry(6)
PNC's Seamless Delivery(5)
(days)
70
60
50
40
30
61
54
43
Seamless Delivery Rollout(5)
Jan-13
Mar-13
Dec-13

($ billions)
$15.2
(<1)%
$15.1
Industry volume(2) (14)%
2012
2013

(volume units)
31%
11%
PNC(3)
MBA Industry(4)

Building a Stronger Residential Mortgage Banking
Business
Closing applications faster
than industry
Purchase Applications to Close Date
(1) A mortgage with a borrower as part of a residential real estate purchase transaction. (2) Industry loan origination volume source: Mortgage Bankers
Association (MBA), January 14, 2014 publication. (3) PNC Purchase Fundings Source: Mortgage Finance data warehouse. (4) MBA Purchase Fundings
Source: Monthly profile of state and national mortgage activity YTD December 2012 and YTD December 2013 publications. (5) Impact on the majority of Purchase applications to close date since seamless delivery program rollout began in March 2013. (6) Industry source: MBA.
Growing purchase volume faster
than industry
Purchase (1) Fundings
Purchase (1)
Refinance
2012 vs. 2013 volume increase
Loan Origination Volume

Building Best In Class Technology & Operations
Focused Priorities
Establishing a foundation to support our scale and effectively respond to our rapidly changing environments
Providing ability to grow with existing investments
Creating a competitive advantage – improved operational efficiency and business agility
Retail transformation
Process management systems
Infrastructure enhancements

Noninterest Expense
Efficiency Ratio(1)
($ billions)
$10.6
($.8)
$9.8
68%
61%
FY12
FY13

PNC

Noninterest Expense Trend
Continued Focus on Expense Management
Decreased expense reflected our
continued focus on disciplined
expense management
–
FY13 expenses down 7% for
first YOY decline since 2010
–
Exceeded $700 million FY13
CIP (2) targets
2013 Highlights
Lowering service delivery costs
Branch reconfiguration and
consolidations
Re-engineering mortgage
servicing business
Enhancing online investment
platform and centralized services
CIP (2) goal of $500 million
2014 expense management
opportunities
(1) See Note D in the Appendix for further details. (2) CIP refers to PNC’s Continuous Improvement Program.

Basel I Tier 1 Common Capital Ratio(1,2)

9.6%
10.5%
12/31/2012
12/31/2013

7.5%
9.4%
12/31/2012
12/31/2013

PNC

Strong Capital Improvement
Strong Capital Position Provides Capital Flexibility Highlights
Capital levels and ratios
continued to increase
Capital priorities:
–
Build capital to support
client growth and
business investment
–
Maintain appropriate
capital in light of
economic uncertainty
–
Return excess capital to
shareholders, subject to
the CCAR process
(1) Estimated as of December 31, 2013. (2) See Note E in the Appendix for further details. (3) PNC’s pro forma Basel III Tier 1 common capital ratio was estimated without benefit of phase-ins and based on estimated Basel III advanced approaches risk-weighted assets. See Estimated Pro forma Basel III Tier 1 Common Capital and related information in the Appendix for further details.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should”
and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
– Changes in interest rates and valuations in debt, equity and other financial markets.
– Disruptions in the liquidity and other functioning of U.S. and global financial markets.
– The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
– Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
– Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
– Slowing or reversal of the current U.S. economic expansion.
– Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and othe
r obligations.
– Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to a trend growth rate near 2.5 percent in 2014 as drags from Federal fiscal restraint subside, and that short-term interest rates will remain very low and bond yields will rise only slowly in 2014. These forward-
looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely address the authorized level of the Federal borrowing debt ceiling.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal
and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Business
and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business
and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We
grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition
can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business
and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
•We
provide greater detail regarding these as well as other factors in our 2012 Form 10-K and our 2013 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Any
annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(A) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.
(E) Basel I Tier 1 common capital ratio is period-end Basel I Tier 1 common capital divided by period-end Basel I risk-weighted assets.
(D) Efficiency ratio calculated as noninterest expense divided by total revenue.
(C) Tangible book value per common share calculated based on tangible common shareholders' equity (common shareholders'
equity less goodwill and other intangible assets, other than servicing rights, net of deferred tax liabilities on such intangible assets) divided by common shares outstanding. Peer source: SNL Datasource. PNC's book value per share was $43.60 and $72.21 at 12/31/07 and 12/31/13, respectively. See Appendix, Slide 25 for PNC reconciliation.

Estimated Pro forma Basel III Tier I Common Capital
Appendix
Basel I Tier 1 Common Capital Ratio
Dollars in millions Dec. 31, 2013 (a) Sept. 30, 2013 Dec. 31, 2012
Basel I Tier 1 common capital
$28,488 $27,540 $24,951
Basel I risk-weighted assets 271,192               266,698             260,847
Basel I Tier 1 common capital ratio 10.5% 10.3% 9.6%
(a) Estimated as of December 31, 2013.
Estimated Pro forma Basel III Tier 1 Common Capital Ratio
Dollars in millions
Dec. 31, 2013 Sept. 30, 2013 Dec. 31, 2012
Basel I Tier 1 common capital $28,488 $27,540 $24,951
Less regulatory capital adjustments:
   Basel III quantitative limits (1,398)                 (2,011)                (2,330)
   Accumulated other comprehensive income (a) 196 (231) 276
   All other adjustments 144 (49) (396)
Estimated Basel III Tier 1 common capital $27,430 $25,249 $22,501
Estimated Basel III advanced approaches risk-weighted assets 290,906               289,063             301,006
Pro forma Basel III Tier 1 common capital ratio 9.4% 8.7% 7.5%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio and how it differs from the Basel I
Tier 1 common capital ratio. This Basel III ratio is calculated using PNC's estimated risk-weighted assets under the Basel III advanced approaches.
Tier 1 common capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted Tier 1 common capital. Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital. Basel III risk-weighted assets were estimated under the advanced approaches included in the Basel III rules and application of Basel II.5, and reflect credit, market and operational risk.
PNC utilizes this capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. This Basel III capital estimate is likely to be impacted by any additional regulatory guidance and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of advanced approaches risk-weighted assets.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Dec. 31, 2013 Dec. 31, 2012 % Change
Net interest income $9,147 $9,640 -5%
Noninterest income $6,865 $5,872 17%
Total revenue $16,012 $15,512 3%
Noninterest expense ($9,801) ($10,582) -7%
Pretax pre-provision earnings (1) $6,211 $4,930 26%
Net income $4,227 $3,001 41%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the year ended

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Dec. 31, 2013 Dec. 31, 2012 % change
Asset management $1,342 $1,169
Consumer services $1,253 $1,136
Corporate services $1,210 $1,166
Residential mortgage $871 $284
Deposit service charges $597 $573
Total fee income, as reported $5,273 $4,328 22%
Residential mortgage ($871) ($284)
$4,402 $4,044 9%
Fee income, adjusted for Residential mortgage
For the year ended
$ in millions
Dec. 31, 2013 Dec. 31, 2012 % change
Asset management $1,342 $1,169
Consumer services $1,253 $1,136
Corporate services $1,210 $1,166
Residential mortgage $871 $284
Deposit service charges $597 $573
Total fee income, as reported $5,273 $4,328 22%
Net gains on sales of securities less net OTTI $83 $93
Other $1,509 $1,451
   Total noninterest income, as reported $6,865 $5,872 17%
For the year ended

Non-GAAP to GAAP Reconcilement
Appendix
Tangible Book Value per Common Share Ratio
Dollars in millions, except per share data Dec. 31, 2013 Dec. 31, 2007 Change
Book value per common share 72.21 $                        43.60 $
Tangible book value per common share
Common shareholders' equity 38,467 $                      14,847 $
Goodwill and Other Intangible Assets (a) (9,654)                         (8,853)
Deferred tax liabilities on Goodwill and Other Intangible Assets (a) 333                             119
Tangible common shareholders' equity 29,146 $                      6,113 $
Period-end common shares outstanding (in millions) 533                             341
Tangible book value per common share
54.68 $                        17.93 $                       205%
(a) Excludes the impact from mortgage servicing rights of $1.6 billion at December 31, 2013 and $701 million at December 31, 2007.
PNC's tangible book value per common share at December 31, 2007 and December 31, 2013 without including the impact of deferred tax liabilities on goodwill and other intangible assets other than mortgage servicing rights would have been $17.58 and $54.06, respectively.
Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common shareholders' equity divided by period-end common shares outstanding. We believe this non-GAAP financial measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC